Exhibit 10.1(c)

SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED

MANAGEMENT AGREEMENT

This Second Amendment to Fourth Amended and Restated Management Agreement, dated May 6, 2022 (this “Amendment”), is made by and among ACRES Commercial Realty Corp., a Maryland corporation (the “Company”), ACRES Capital, LLC, a New York limited liability company (together with its permitted assignees, the “Manager”), and ACRES Capital Corp., a Delaware corporation (“ACRES Capital”).

W I T N E S S E T H:

WHEREAS, the Company is a party to that certain Fourth Amended and Restated Management Agreement, dated as of July 31, 2020 by and among the Company, Manager and ACRES Capital, as amended by the First Amendment to Fourth Amended and Restated Management Agreement, dated as of February 16, 2021 (collectively, the “Agreement”);

WHEREAS, Section 21 of the Agreement provides that the Agreement may only be amended by an agreement in writing signed by the parties to the Agreement;

Now, Therefore, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows.  Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

Section 1.Defined Term

The Agreement is amended to replace each appearance of the term “Core Earnings” with “Earnings Available for Distribution.”

Section 2.Execution in Counterparts

This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

ACRES COMMERCIAL REALTY CORP.

By:/s/ Mark Fogel
Name: Mark Fogel
Title:   President

ACRES CAPITAL, LLC

By:/s/ Mark Fogel
Name: Mark Fogel
Title:  President & CEO

ACRES CAPITAL CORP.

By:/s/ Mark Fogel
Name: Mark Fogel
Title:   President & CEO

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